Exhibit 99.1

2 Allan R. Dennison Chairman

3

4 Welcome to our Annual Shareholder Meeting. We appreciate your ongoing loyalty and support. Welcome

5 • Proxy Items • Chief Financial Officer Presentation • President & CEO Comments • Final Report on Proxy Items • Question & Answer Period Agenda

6 Kim W. Kunkle Jeffrey A. Stopko Election of Class III Directors

7 Audit financial records for fiscal year ending 12-31-22 Ratification of Appointment of S.R. Snodgrass

8 Compensation of Named Executive Officers of AmeriServ Financial, Inc. Advisory (Non-Binding) Vote

9 Recognition of past and present directors Board of Directors

10 Michael D. Lynch Executive Vice President Chief Financial Officer Chief Investment Officer Chief Risk Officer

11 Forward-Looking Statements This presentation contains various forward-looking statements and includes assumptions concerning the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, intentions, operations, future results, and prospects, including statements that includethe words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan” or similar expressions. These forward-looking statements are based upon current expectations, are subject to risk and uncertainties and are applicable only as of the dates of such statements. Forward-looking statements involve risks, uncertainties and assumptions. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. You should not put undue reliance on any forward-looking statements. These statements speak only as of the date of this presentation, even if subsequently made available on our website or otherwise, and we undertake no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. In connection withthe “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary statement identifying important factors (some of which are beyond the Company’s control) which could cause the actual results or events to differ materially from those set forth inorimplied by the forward- looking statements and related assumptions. Such factors include the following: (i) the effect of changing regional and national economic conditions; (ii) the effects of trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve; (iii) significant changes in interest rates and prepayment speeds; (iv) inflation, stock and bond market, and monetary fluctuations; (v) credit risks of commercial, real estate, consumer, and other lending activities;(vi) changes in federal and state banking and financial services laws and regulations; (vii) the presence in the Company’s market area of competitors with greater financial resources than the Company; (viii) the timely development of competitive new products and services by the Company and the acceptance ofthose products and services by customers and regulators (when required); (ix) the willingness of customers to substitute competitors’ products and services for those of the Company and vice versa; (x) changes in consumer spending and savings habits; (xi) unanticipated regulatory or judicial proceedings; and (xii) other external developments which could materially impact the Company’s operational and financial performance. The foregoing list of important factors is not exclusive, and neither such list nor any forward-looking statement takes into account the impact that any future acquisition may have on the Company and on any such forward-looking statement.

12 Annual Financial Results Through 2021

13 Net Income (thousands) $3,293 $7,768 $6,028 $4,598 $7,072 $0 $2,000 $4,000 $6,000 $8,000 20172018201920202021

14 Earnings Per Common Share $0.18 $0.43 $0.35 $0.27 $0.41 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 20172018201920202021

15 Net Interest Income (thousands) $35,561 $35,494 $35,442 $36,367 $39,083 $20,000 $30,000 $40,000 20172018201920202021

16 Net Interest Margin % 3.32% 3.31% 3.29% 3.19% 3.15% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 20172018201920202021

17 894 882 875 923 989 600 700 800 900 1,000 20172018201920202021 Total Average Loans (millions)

18 894 882 875 878 943 600 700 800 900 1,000 20172018201920202021 Total Average Loans Excluding PPP Loans (millions)

19 173 185 194 188 210 0 50 100 150 200 250 20172018201920202021 Total Average Securities (millions)

20 9 8 12 32 47 0 10 20 30 40 50 20172018201920202021 Total Average Short-Term Investments (millions)

21 976 960 980 1,035 1,154 700 800 900 1,000 1,100 1,200 20172018201920202021 Total Average Deposits (millions)

22 969 980 985 984 983 1,036 1,054 1,067 1,103 1,165 1,189 1,161 1.14% 1.17%1.17% 1.09% 1.01% 0.73% 0.65% 0.59% 0.52% 0.45% 0.40% 0.31% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 700 800 900 1,000 1,100 1,200 1Q '192Q3Q4Q1Q '202Q3Q4Q1Q '212Q3Q4Q Average Deposits vs. Total Deposit Cost %

23 $800 ($600) $800 $2,375 $1,100 -$1,000 $0 $1,000 $2,000 $3,000 $4,000 20172018201920202021 Loan Loss Provision (thousands)

24 $800 ($600) $800 $2,375 $1,100 $518 $943 $192 $309 $47 -$1,000 $0 $1,000 $2,000 $3,000 20172018201920202021 Loan Loss Provision to Net Charge-Offs (thousands)

25 $3,034 $1,378 $2,339 $3,331 $3,323 $0 $2,000 $4,000 20172018201920202021 Non-Performing Assets (thousands)

26 Aggregate Commitment for Customers Approved for Payment Relief (millions) 200 7.7 0 50 100 150 200 250 May-20Dec-21

27 Non-Interest Revenue (excluding security sale gains/losses) (thousands) $14,531 $14,507 $15,155 $16,275 $17,677 $12,000 $14,000 $16,000 $18,000 20172018201920202021

28 Total Wealth Management Net Income Contribution (thousands) $1,372 $1,875 $1,919 $2,006 $2,869 $0 $1,000 $2,000 $3,000 20172018201920202021

29 Non-Interest Expense (thousands) $40,767 $40,936 $41,815 $44,455 $46,970 $30,000 $35,000 $40,000 $45,000 $50,000 20172018201920202021

30 Tangible Book Value $4.59 $4.88 $5.08 $5.42 $6.02 $3.75 $4.25 $4.75 $5.25 $5.75 $6.25 20172018201920202021

31 Regulatory Capital Ratios As of December 31, 2021 10.29%10.29% 14.04% 8.17% 11.41% 11.41% 12.66% 9.12% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% Common Equity Tier 1 Capital Ratio Tier 1 Capital RatioTotal Capital RatioTier 1 Leverage Ratio Consolidated Bank Regulatory Well Capitalized Requirement

32 2021 Summary • Our 2021 earnings demonstrates meaningful improvement as we realized the benefits of several important strategic actions that the Company executed during the year. • The Company continued to generate record levels of both loans and deposits as we serve as an important financial resource to our community. • The Company continued to demonstrate strong asset quality with low levels of non-performing assets and net charge-offs.

33 2021 Summary • The good diversification of the Company’s revenue was evident as 31.2% of our total revenue in 2021 came from non-interest income sources which included record contributions from our strong wealth management business. • We will continue to provide premier banking and wealth management services to our customers in every market we serve.

34 Jeffrey A. Stopko President / CEO

Overview of AmeriServ Financial Inc.

Branch Map


S&P Global
Market Intelligence
Pittsburgh
Johnstown
State College
Altoona
Harrisburg
Williamsport
Morgantown
Cumberland
Hagerstown
Wheeling
Youngstown
New Castle
Washington
Somerset
Bedford
Chambersburg
Gettysburg
York
Huntingdon

- ASRV Branches
- Loan Production Offices

- Stable deposit base in core markets with 20% deposit market share in Cambria County
- Commercial Loan Portfolio well diversified in nearby faster growing markets

Overview

- $1.3 Billion Community Bank Headquartered in Johnstown, PA
- 17 Retail Branches
- 2 Loan Production Offices
- Sizable Wealth Management Company with $2.6 Billion Assets Under Administration

Financial Highlights as of 03/31/2022

($ Millions except per share data)

Total Assets	$1331.9
Total Loans	$ 978.7
Total Deposits	$1140.9
Shareholders Equity	$ 113.7
2021 Net Income	$ 7.1
2021 Earnings Per Share	$ 0.41
Tangible Book Value/Share	$ 5.84
NASDAQ Ticker Symbol	ASRV
Market Cap	$ 69.1

35

36 Net Income (thousands) 1,409 1,419 1,078 692 2,081 1,708 1,431 1,851 2,418 $0 $500 $1,000 $1,500 $2,000 $2,500 1Q '202Q3Q4Q1Q '212Q3Q4Q1Q '22

37 Earnings per Share $0.08$0.08 $0.06 $0.04 $0.12 $0.10 $0.08 $0.11 $0.14 $0.00 $0.05 $0.10 $0.15 1Q '202Q3Q4Q1Q '212Q3Q4Q1Q '22

38 Create long-term value for our shareholders by: • Maintaining financially strong balance sheet • Appropriately managing risk • Consistently improving shareholder returns AmeriServ Strategic Plan

39 Financially Strong Balance Sheet Demand Deposits $206.9 Savings, NOW & Money Market, $649.5 Certificates of Deposit $249.6 Jumbo Certificates of Deposit$34.9 $1.141 Billion 18% 3% 22% 57% Deposit Composition ($mm) As of March 31, 2022

40 Financially Strong Balance Sheet Loan Portfolio Composition ($mm) As of March 31, 2022 Residential Mortgage $180.1 Home Equity & Consumer $94.3 Commercial & Industrial $135.6 Commercial Real Estate $560.9 $978.7 Million 72% Commercial / 28% Retail Non-Owner Occupied CRE / Total Capital Ratio: 340% PPP Loans $7.8

41 Financially Strong Balance Sheet Commercial Loan Portfolio Diversification ($mm) As of March 31, 2022

42 • Generate positive operating leverage by growing revenues at a faster pace than expenses. • Conservatively manage our asset quality while continuing to work with customers experiencing pandemic related challenges. • Continue our diligent focus on capital allocation. Strategic Outlook for 2022

43 Important Strategic Accomplishments in 2021 • Successful completion of the Somerset County branch acquisition. • Issuance of $27 million in new subordinated debt. • The full financial benefits of these strategic actions will be realized in 2022 in the form of a lower cost of funding.

44 Somerset County Branch Acquisition • Acquired approximately $42 million of low-cost core deposits associated with two Riverview Bank branches and 2,500 new customers to AmeriServ Financial. • Logical expansion within our existing market that caused ASRV to move up to the fourth largest market share in Somerset County. • Kept the Meyersdale branch opened and merged the Somerset deposits into our existing Somerset location. • Meyersdale is a nice strategic market fit, extending our franchise south towards Maryland and our Hagerstown location.

45 • We utilized $33 million of these low-cost deposits to replace an institutional deposit that matured in September with a rate of 2.95%. • This replacement alone reduced annual interest expense by approximately $800,000 and eliminated a deposit concentration with a large customer. • Given the significant increase in interest rates in 2022, the timing of this branch acquisition worked out very well as core deposits improve in value when interest rates are higher. Somerset County Branch Acquisition

46 New Subordinated Debt Issuance • Issued $27 million of new subordinated debt with an attractive interest rate of 3.75% in late August 2021. • Used $20 million of the proceeds to retire trust preferred securities and existing sub debt that had a weighted average cost of 7.73%. • This strategic action reduced the Company’s annual interest expense by approximately $500,000. • $3.5 million of the offering proceeds were down streamed as capital to the bank to support future loan growth.

47 Paycheck Protection Program Fee Income PPP Fee Income in 2020 $ 1,411,000 PPP Fee Income in 2021 $ 1,809,000 PPP Fee Income in 1Q 2022 $ 210,000 Remaining PPP Fees $ 179,000 Expected PPP Fee Income for 2022 $ 389,000

48 • Well positioned in 2022 to replace the $1.5 million in reduced PPP fee income due to the reduction in our cost of funding from the 2021 key strategic actions. • Commercial loan pipelines suggest that we will also be able to redeploy some of our strong liquidity into the higher yielding commercial loan portfolio. • Recent increase in interest rates and steepening of the yield curve provides more investment security purchase opportunities. • Deposit rate increases in 2022 will occur in a slow controlled manner. Generate Positive Operating Leverage Net Interest Income

49 Revenue Diversification Promotes Positive Operating Leverage Non-Interest Income 31% Net Interest Income69% ASRV generates more revenue from non-interest income than our peers due to our strong wealth management company.

50 • Profitable Company with increasing financial contribution to ASRV. • Good Diversification of business lines within Wealth Management: • Retirement Services, Personal Trust, Investment Management, ERECT Fund & Diversified Services. Revenue Diversification Promotes Positive Operating Leverage Wealth Management

51 • Unique ERECT Fund product allows us to leverage union relationships. • Effective management of customer assets throughout the pandemic has caused a significant increase in revenue. • Scalable business model well positioned for further growth. Revenue Diversification Promotes Positive Operating Leverage Wealth Management

52 Wealth Management Revenue $2,554 $2,471 $2,604 $2,583 $2,872 $3,023 $3,136 $2,955 $3,165 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1Q 20202Q 20203Q 20204Q 20201Q 20212Q 20213Q 20214Q 20211Q 2022

53 Conservatively Manage Asset Quality March 31, 2022 • Conservative credit culture with strong asset quality and prudent provisioning throughout the pandemic. • Allowance for loan losses totaled $11.9 million which represented 1.22% of total loans and provided 351% coverage of non-performing assets which totaled $3.4 million.

54 • Recorded a $400,000 provision recovery in the first quarter of 2022 due to the upgrade of several criticized loans as a result of their improved financial performance. • AmeriServ continues to utilize the incurred loss methodology when determining loan loss reserves but will be adopting CECL in 2023. Conservatively Manage Asset Quality March 31, 2022

55 • Return capital to shareholders through dividends, share repurchases, or both if feasible. • Focus on growing book value and tangible book value per share. • Capital return strategies are always subject to maintaining sufficient capital to support balance sheet growth. Capital Allocation Strategies

56 • As a result of the pandemic, we shifted our focus to capital preservation rather than capital returns. • This change was necessary to support strong balance sheet growth, increased customer lending, and to manage heightened credit risk due to the downturn in the economy. • This capital preservation strategy along with our successful 2021 subordinated debt offering allowed us to build regulatory capital ratios over the past two years. Capital Allocation – Response to Pandemic

57 Capital Returns to Shareholders

58 Capital Allocation – Common Stock Dividends • As a result of the Company’s improved earnings power, the Board of Directors increased the quarterly common stock cash dividend by 20% to $0.03 per quarter on April 19, 2022. • This dividend provides shareholders with an ongoing cash return and a competitive dividend yield of approximately 3%. • Our common dividend payout ratio was a reasonable 21.4% of first quarter 2022 net income. • This continues our longer-term pattern of responsible dividend increases which correlate well with the Company’s improving earnings.

59 $0.00 $0.010 $0.015 $0.020 $0.025 $0.030 $0.00 $0.01 $0.02 $0.03 1Q '131Q '141Q '151Q '161Q '171Q '181Q '191Q '201Q '211Q '22 Common Dividend per Share

60 • The Board of Directors understands the value of returning capital to shareholders through common stock buybacks. • Our longer-term capital allocation decisions reflect the consistent use of common stock buybacks to improve tangible book value and earnings per share. • There is currently no common stock buyback program in place due to the uncertainty in the economy resulting from higher inflation, lingering pandemic effects, and market volatility. • The Board of Directors plan to revisit this capital allocation strategy later in 2022. Capital Allocation – Common Stock Buybacks

61 • The ASRV stock price has increased by approximately 4% so far in 2022 and is currently trading around $4.00 per share. • Even with this improvement, ASRV stock continues to trade at attractive multiples of 9.3 times trailing 12-month earnings and 70% of tangible book value. Capital Allocation – ASRV Stock Price

62 Report On Election

63 Question & Answer Period

64 Stay well and stay safe. Thank you for joining us.